UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
                              1934

        Date of Report (Date of earliest event reported):
                         January 7, 2005


                     BayCorp Holdings, Ltd.
          ---------------------------------------------
     (Exact name of registrant as specified in its charter)


                            Delaware
          ---------------------------------------------
         (State or other jurisdiction of incorporation)


             1-12527                         02-0488443
          -------------                    -------------
     Commission File Number                (IRS Employer
                                        Identification No.)


1 New Hampshire Avenue, Suite 125
    Portsmouth, New Hampshire                  03801
   --------------------------                ---------
      (Address of principal                  (Zip Code)
       executive offices)



       Registrant's telephone number, including area code:
                         (603) 766-4990


                               N/A
       --------------------------------------------------
   Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01. Entry into a Material Definitive Agreement.

     On January 7, 2005, Nacogdoches Gas, LLC, a wholly owned subsidiary of BayCorp Holdings, Ltd. (the "Registrant"), entered into an agreement with Sonerra Resources, Inc. (the "Agreement") under which Nacogdoches Gas will fund the development of three natural gas and oil wells. In addition, Nacogdoches Gas has an option to participate in Sonerra's continued development of natural gas and oil wells over the next two years. Under the agreement with Sonerra, Nacogdoches Gas will receive a priority return until its aggregate investment is recovered. Nacogdoches Gas' funding for the first three wells is estimated to total between $6,000,000 and $9,000,000. Nacogdoches Gas plans on funding its participation in the development of additional wells through a combination of its existing cash and external financing.

     A press release relating to the Agreement, dated January 7, 2005 is attached hereto as Exhibit 99.



Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

          Exhibit 99     Press release dated January 7, 2005.


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                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          BAYCORP HOLDINGS, LTD.



January 11, 2005          By:   /s/ Frank W. Getman
                          -----------------------------------
                          Frank W. Getman Jr.
                          President and Chief Executive Officer



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                          EXHIBIT INDEX


Exhibit
Number       Description

99           Press release dated January 7, 2005.



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